UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Masonite International Corporation

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders of MASONITE INTERNATIONAL CORPORATION To Be Held On: May 12, 2022 at 9:00 a.m. (Eastern Time) Online at https://web.lumiagm.com/213788577 (password: masonite2022) and in person at 1205 East 5th Avenue, Tampa, FL 33605 COMPANY NUMBER JOHN SMITH 1234 MAIN STREET ACCOUNT NUMBER                APT. 203                NEW YORK, NY 10038 CONTROL NUMBER This important communication information is and not are a form available for voting to you and on the presents Internet only . We an encourage overview you of the to access more complete and review proxy the proxy materials materials that contain before voting. charge If you want to you to to receive be sent a paper a copy or . e To -mail facilitate copy of timely the proxy delivery materials for this for meeting, this or please future meetings, make the you request must as request instructed one ..below    There before is no April 12, 2022. To http://investor view and/or .masonite download .com/Investors/financial the proxy materials online, -reports/Annual please visit -Meeting -Proxy-Statement/default.aspx where the following materials are                 available for view: • • Notice Annual    and Report Proxy Statement TO REQUEST MATERIAL:                TELEPHONE: 888-Proxy-NA (888-776-9962) (in the United States) and 718-921-8562 (for non-U.S. callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: www instructions ONLINE: .voteproxy To or    access .com scan up    the your until QR    11:59 online code PM    proxy, with Eastern your please    Time smartphone visit the day www . before .You voteproxy the may meeting enter ..com your date and .voting follow the instructions on-screen at                 please AT either THE in visit MEETING: person https://web or online You .may lumiagm . Please vote. com/213788577 your review shares the relevant by attending and information be sure and voting to in have the at proxy    the your Annual    statement control General number . To vote Meeting, and online the                password: masonite2022. TELEPHONE: the toll free number To vote to call by telephone, up until 11:59 please PM Eastern visit www Time .voteproxy the day. com before to the view meeting the materials date. and to obtain MAIL: instructions You may above request . a proxy card or voting instruction form in order to vote by mail by following the NOMINEES: Howard C. Heckes                Jody L. Bilney Robert Peter RJ. Byrne . Dachowski                Daphne Jonathan E F. Foster                William S. . Oesterle Jones                Barry A. Ruffalo Francis M Jay I. Steinfeld . Scricco Please note that you cannot use this notice to vote by mail. forth in the Proxy Statement. 3.    TO APPOINT Ernst & Young LLP, an independent registered public accounting firm, as the auditors of the Company through to the next annual general meeting of the Shareholders and authorize the Board of Directors of the Company to fix the remuneration of the auditors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.